UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2006

Stellent, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 Flying Cloud Drive, Suite 500, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(952) 903-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2006, Stellent, Inc. ("Stellent") entered into an Agreement and Plan of Merger ("Merger Agreement") with Oracle Systems Corporation ("Oracle") and Star Acquisition Corp. ("Star Corp."), a wholly owned subsidiary of Oracle, providing for the merger of Star Corp. with and into Stellent. Following consummation of the merger, Stellent will be a wholly owned subsidiary of Oracle.

Under the terms of the Merger Agreement, Star Corp. has agreed to make a cash tender offer for all outstanding shares of Stellent common stock at $13.50 per share. As soon as practicable following the completion of the offer, Star Corp. has agreed to effect the merger described above. Upon the consummation of the merger, each share of Stellent common stock not purchased in the offer will be converted into the right to receive $13.50 per share in cash.

Stellent’s Board of Directors has approved the Merger Agreement and unanimously recommends that its shareholders accept Star Corp.’s offer.

The consummation of each of the tender offer and the merger is subject to customary conditions, including regulatory approvals. A copy of the merger agreement will be filed by amendment as an exhibit to this report. Reference is made to the Merger Agreement for a full statement of the terms and conditions of the tender offer and the merger.

An additional discussion of the Merger Agreement, the tender offer, and the merger is provided in Stellent’s press release of November 2, 2006, which is being furnished to, but not filed with, the Securities and Exchange Commission (the "SEC") as Exhibit 99 to this Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

The information in this section is being furnished to, but not filed with, the SEC.

On November 2, 2006, Stellent issued a press release that included financial information for its quarter ended September 30, 2006, the second quarter of its fiscal year 2007. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2 Agreement and Plan of Merger, dated as of November 2, 2006, by and among Stellent, Inc., Oracle Systems Corporation, and Star Acquisition Corp.*

99 Press Release dated November 2, 2006

* To be filed by amendment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellent, Inc.

November 2, 2006	By:	Darin P. McAreavey

Name: Darin P. McAreavey
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99	Press Release dated November 2, 2006